united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021 (July 16, 2021)

CELULARITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Park Ave Florham Park, New Jersey	07932
(Address of principal executive offices)	(Zip Code)

(609) 235-1010

(Registrant’s telephone number, including area code)

GX Acquisition Corp.

1325 Avenue of the Americas, 25th Floor

New York, New York 10019

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	CELUW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Current Report on Form 8-K is being filed to report matters under items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.03, 5.05, 5.06, 7.01, and 9.01 of Form 8-K. On July 16, 2021 (the “Closing Date”), Celularity Inc. (“Celularity” or the “Company”) (f/k/a GX Acquisition Corp. (“GX”)) consummated the previously announced merger (the “Closing”) pursuant to that certain Merger Agreement and Plan of Reorganization, dated January 8, 2021 (the “Merger Agreement”), by and among GX, Alpha First Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of GX (“First Merger Sub”), Celularity LLC (f/k/a Alpha Second Merger Sub LLC), a Delaware limited liability company and a direct, wholly owned subsidiary of GX (“Second Merger Sub”), and the entity formerly known as Celularity Inc., a Delaware corporation (“Legacy Celularity”).

Pursuant to the terms of the Merger Agreement, a business combination between GX and Legacy Celularity was effected through the (a) merger of First Merger Sub with and into Legacy Celularity with Legacy Celularity surviving as a wholly-owned subsidiary of GX (Legacy Celularity, in its capacity as the surviving corporation of the merger, the “Surviving Corporation”) (the “First Merger”) and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of the Surviving Corporation with and into Second Merger Sub, with Second Merger Sub as the surviving entity of the Second Merger, which ultimately resulted in Legacy Celularity becoming a wholly-owned direct subsidiary of GX (the “Second Merger” and, together with the First Merger, the “Mergers” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). On the Closing Date, the registrant changed its name from GX Acquisition Corp. to Celularity Inc.

Immediately prior to the effective time of the Mergers (the “Effective Time”), each share of preferred stock of Legacy Celularity (the “Legacy Celularity Preferred Stock”) that was issued and outstanding was automatically converted into a number of shares of common stock of Legacy Celularity, par value $0.001 per share (the “Legacy Celularity Common Stock”) at the then-effective conversion rate as calculated pursuant to the Amended and Restated Certificate of Incorporation of Legacy Celularity, dated March 16, 2020, as amended (the “Legacy Celularity Charter”), such that each converted share of Legacy Celularity Preferred Stock was no longer outstanding and ceased to exist, and each holder of Legacy Celularity Preferred Stock thereafter ceased to have any rights with respect to such securities (the “Legacy Celularity Preferred Stock Conversion”).

At the Effective Time, by virtue of the First Merger and without any action on the part of GX, First Merger Sub, Legacy Celularity or the holders of any of the following securities:

a)	each share of Legacy Celularity Common Stock (including shares of Legacy Celularity Common Stock resulting from the conversion of shares of Celularity Preferred Stock described above) that was issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive a number of shares of Company Class A common stock, par value $0.0001 per share (“Company Class A Common Stock”) equal to the Exchange Ratio (as defined below) (the “Per Share Merger Consideration”);

b)	each share of Legacy Celularity Common Stock or Legacy Celularity Preferred Stock (together, “Legacy Celularity Capital Stock”) held in the treasury of Celularity was cancelled without any conversion thereof and no payment or distribution was made with respect thereto;

c)	each share of First Merger Sub common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time was converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving Corporation;

d)	each Legacy Celularity Warrant (as to which no notice of exercise had been delivered to Legacy Celularity prior to the Closing) that was outstanding immediately prior to the Effective Time (and which would have otherwise been exercisable in accordance with its terms immediately following the Effective Time), became, to the extent consistent with the terms of such Legacy Celularity Warrant, the right to purchase shares of Company Class A Common Stock (and not Celularity Capital Stock) (each, a “Converted Warrant”) on the same terms and conditions (including exercisability terms) as were applicable to such Legacy Celularity Warrant immediately prior to the Effective Time, except that (A) each Converted Warrant became exercisable for that number of shares of Company Class A Common Stock equal to the product (rounded down to the nearest whole number) of (1) the number of shares of Legacy Celularity Common Stock that would have been issuable upon the exercise of a Legacy Celularity Warrant for cash and assuming the conversion of the Series B Preferred Stock underlying such outstanding Legacy Celularity Warrant into Legacy Celularity Common Stock (the “Celularity Warrant Shares”) subject to the Legacy Celularity Warrant immediately prior to the Effective Time and (2) the Exchange Ratio (as defined below); and (B) the per share exercise price for each share of Company Class A Common Stock issuable upon exercise of the Converted Warrant will be equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (1) the per share exercise price for each share of Series B Preferred Stock issuable upon exercise of such Celularity Warrant immediately prior to the Effective Time by (2) the Exchange Ratio (as defined below); and

e)	each option to purchase Legacy Celularity Common Stock, whether or not exercisable and whether or not vested, that was outstanding immediately prior to the Effective Time (each, a “Legacy Celularity Option”) was assumed by GX and converted into an option to purchase shares of Company Class A Common Stock (each, a “Converted Option”).

The following terms shall have the respective meanings ascribed to them below:

“Celularity Reference Share Value” means a dollar amount equal to (i) the sum of (a) $1,250,000,000 plus (b) the aggregate dollar amount payable to Legacy Celularity upon the exercise of all Legacy Celularity Options and Legacy Celularity Warrants (as to which no notice of exercise has been delivered to Celularity prior to the Closing) that are outstanding immediately prior to the Effective Time (and which would otherwise be exercisable in accordance with its terms immediately following the Effective Time), calculated by adding the sum of all exercise prices under such Celularity Options and Celularity Warrants (the “Aggregate Exercise Price”) divided by (ii) the number of Fully Diluted Celularity Shares.

“Exchange Ratio” means the quotient obtained by dividing (i) the Celularity Reference Share Value, by (ii) a dollar amount equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the Closing Date, including interest earned on the funds held in the Trust Account and not previously released to GX to pay its taxes by (b) the shares of Company Class A Common Stock issued and sold as part of GX Units (which consisted of one share of Company Class A Common Stock and one-half of one redeemable GX warrant) in the GX IPO initial public offering, consummated on May 23, 2019 (the “GX IPO”), contemplated by the prospectus that remain outstanding as of two business days prior to the Closing Date.

“Fully Diluted Celularity Shares” means, as of the Effective Time, a number of shares of Legacy Celularity Common Stock determined as follows without duplication, and expressed in each case on a fully diluted and as-converted to Legacy Celularity Common Stock basis: (i) the number of shares of Legacy Celularity Common Stock outstanding immediately prior to the Effective Time, (ii) the number of shares of Company Common Stock issuable in respect of all unexpired, issued and outstanding Celularity Options, (iii) the number of shares of Legacy Celularity Common Stock issuable upon the conversion of the Company Preferred Stock pursuant to Section 3.01(a) (including in respect of any Legacy Celularity Warrant Shares issued upon exercise of a Legacy Celularity Warrant prior to or in connection with the Closing) and (iv) the Legacy Celularity Warrant Shares to the extent the related Company Warrant remains outstanding immediately prior to the Effective Time (and which would otherwise be exercisable in accordance with its terms immediately following the Effective Time).

“Legacy Celularity Outstanding Shares” means the total number of shares of Legacy Celularity Common Stock and Legacy Celularity Preferred Stock (on an “as-converted” to Legacy Celularity Common Stock basis) on a fully diluted basis as of the Closing Date using the treasury method of accounting, including, without duplication, the number of shares of Legacy Celularity Common Stock issued upon the Legacy Celularity Preferred Stock Conversion and the number of shares of Legacy Celularity Common Stock issued or issuable upon the exercise of all Legacy Celularity Options and all Legacy Celularity Warrants.

“Trust Account” means the trust account that holds a portion of the proceeds of GX’s IPO and the concurrent sale of the Warrants.

At the effective time of the Second Merger (the “Second Effective Time”), by virtue of the Second Merger and without any action on the part of GX, Surviving Corporation, Second Merger Sub or the holders of any securities of GX or the Surviving Corporation or the Second Merger Sub: (x) each share of the Surviving Corporation issued and outstanding immediately prior to the Second Effective Time was canceled and ceased to exist without any conversion thereof or payment therefor; and (y) each membership interest in Second Merger Sub issued and outstanding immediately prior to the Second Effective Time was converted into and became one validly issued, fully paid and non-assessable membership interest in the Surviving Entity, which constitutes the only outstanding equity of the Surviving Entity. From and after the Second Effective Time, all certificates, if any, representing membership interests in Second Merger Sub have been deemed for all purposes to represent the number of membership interests of the Surviving Entity into which they were converted in accordance with the immediately preceding sentence.

A description of the Business Combination and the terms of the Merger Agreement are included in the definitive proxy statement and final prospectus, dated June 25, 2021 (the “Proxy Statement/Prospectus”) filed by the Company with the Securities and Exchange Commission (the “SEC”) in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 114 of the Proxy Statement/Prospectus.

On January 8, 2021, a number of purchasers (each, a “Subscriber”) agreed to purchase from GX an aggregate of 8,340,000 shares of Company Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $83,400,000, pursuant to separate subscription agreements (each, a “Subscription Agreement”) entered into effective as of January 8, 2021. Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscribers with respect to the PIPE Shares. The sale of PIPE Shares was consummated concurrently with the Closing (the “PIPE Financing”). A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section entitled “Certain Agreements Related to the Business Combination—PIPE Subscription Agreements” beginning on page 150 of the Proxy Statement/Consent Solicitation Statement/Prospectus.

On May 5, 2021, GX entered into a subscription agreement with Palantir Technologies (“Palantir”) pursuant to which Palantir agreed to purchase, and GX agreed to sell to Palantir, an aggregate of 2,000,000 shares of Company Class A Common Stock (the “Palantir Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $20,000,000, in a private placement. The sale of Palantir Shares was consummated concurrently with the Closing (the “Palantir Technologies Investment”). A description of the Palantir Technologies Investment is included in the Proxy Statement/Prospectus in the section entitled “Certain Agreements Related to the Business Combination—Palantir Partnership” beginning on page 52 of the Proxy Statement/Prospectus.

The foregoing description of each of the Merger Agreement and the Subscription Agreements is a summary only and is qualified in their entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, dated as of January 8, 2021, and by the Subscription Agreements, a copy of the form of which is attached hereto as Exhibit 10.1, and are incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the Closing, on July 16, 2021, the Company, GX Sponsor LLC, certain stockholders of Legacy Celularity and certain PIPE Investors entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The terms of the Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section entitled “Certain Agreements Related to the Business Combination—Registration Rights Agreement” beginning on page 151 of the Proxy Statement/Prospectus.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Lock-Up Agreements

In connection with the Closing, the Company entered into lock-up agreements (“Lock-up Agreements”) with certain stockholders of Legacy Celularity (the “Legacy Holders”). The terms of the lock-up agreements provide for the Class A Common Stock held by the Legacy Holders as of immediately after the Effective Time to be subject to transfer restrictions until the earliest to occur of (i) 365 days after the Closing Date; (ii) the first day after the date on which the closing price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date; or (iii) the date on which Celularity completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Celularity’s public shareholders having the right to exchange their Class A Common Stock for cash, securities or other property, subject to certain exceptions. The terms of the Lock-up Agreements are described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Merger Proposal” beginning on page 152 of the Proxy Statement/Prospectus.

The foregoing description of the Lock-up Agreements is qualified in its entirety by the full text of the form of lock-up agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

GX Sponsor Vesting Agreement

In connection with the Closing, GX Sponsor LLC (“Sponsor”), the sponsor of GX prior to consummation of the Business Combination, distributed to its members 7,087,500 shares of Company Class A Common Stock, and 7,000,000 Private Placement Warrants (the “Distribution”).

Following the Distribution, the Sponsor and each member of Sponsor that received such shares in the Distribution entered into vesting agreements (the “Vesting Agreement”) pursuant to which 25% of the shares received by each such holder became subject to a restriction on transfer, with such shares being released from this transfer restriction on the first day that the volume weighted average price of the Company Class A Common Stock on Nasdaq is at or above $12.00 for 20 trading days over a 30 consecutive trading day period. Any such shares that do not vest by July 15, 2031 will be forfeited.

Each member of Sponsor that received shares in the Distribution also entered into a Lock-up Agreement on substantially the same terms as described above.

The foregoing description of the Vesting Agreements is qualified in its entirety by the full text of the form of the Vesting Agreement, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. These agreements, among other things, require the Company to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in Celularity LLC.

Item 2.01(f) of the Current Report on Form 8-K states that if the predecessor registrant was a shell company, as GX was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to GX, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the closing of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. These forward-looking statements include statements about future financial and operating results of the Company; benefits of the Business Combination; statements about the plans, strategies and objectives of management for future operations of the Company; statements regarding future performance; and other statements regarding the Business Combination. In some cases, you can identify these forward-looking statements by the use of terminology such as “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and the negative version of these words or other comparable words or phrases, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the ability to obtain or maintain the Company’s listing of Class A Common Stock on Nasdaq following the Business Combination;

●	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably;

●	if the benefits of the Business Combination do not meet the expectations of investors or securities analysts;

●	costs related to the Business Combination;

●	changes in applicable laws or regulations;

●	risks inherent in developing Celularity’s therapeutic candidates, such as substantial delays in clinical trials;

●	risks associated with Celularity’s ongoing and planned clinical trials, such as unexpected data or clinical site activation rates or clinical trial enrollment rates that are lower than expected;

●	Celularity’s therapeutic candidates may cause undesirable side effects or have other properties that could halt their clinical development, prevent their regulatory approval, limit their commercial potential or result in significant negative consequences;

●	difficulties arising from Celularity’s third-party licenses, or supply-chain or manufacturing challenges;

●	Celularity’s ability to obtain adequate financing to fund its planned clinical trials and other expenses;

●	risks from any strategic alliances or licensing arrangements entered into in the future and not being able to realize the benefits of such alliances or licensing arrangements;

●	trends in the industry, changes in the competitive landscape, delays or disruptions due to the COVID-19 pandemic, as well as changes in the legal and regulatory framework for the industry or unexpected litigation or disputes and future expenditures; and

●	the possibility that Celularity may be adversely affected by other economic, business and/or competitive factors.

Please see the other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 40 of the Proxy Statement/Prospectus and incorporated herein by reference.

Business and Properties

The business and properties of GX and Legacy Celularity prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections entitled “Information About GX” beginning on page 247 and “Information About Celularity” beginning on page 173 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 40 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Selected Historical Financial Information

The selected historical financial information and other data for the three months ended March 31, 2021 and 2020 and the years ended December 31, 2020 and 2019 for Legacy Celularity is included in the Proxy Statement/Prospectus in the section entitled “Selected Historical Consolidated Financial Information of Celularity” beginning on page 31 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Unaudited Condensed Financial Statements

The unaudited condensed financial statements as of and for the three months ended March 31, 2021 of Legacy Celularity have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement/Prospectus beginning on page F-49 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which are incorporated herein by reference.

These unaudited condensed financial statements should be read in conjunction with the historical audited financial statements of Legacy Celularity as of and for the years ended December 31, 2020 and 2019 and the related notes included in the Proxy Statement/Prospectus beginning on page F-2, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing is set forth in the Proxy Statement/Prospectus in the sections entitled “Management After the Business Combination” beginning on page 270 and “Celularity’s Executive Compensation” beginning on page 216 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which are incorporated herein by reference.

Directors

Effective as of the Effective Time, in connection with the Business Combination, the size of the board of directors of the Company (the “Board”) was set at nine members. Effective as of the Effective Time, Jay R. Bloom, Peter Diamandis, Robert J. Hariri, M.D., Ph.D., Dean C. Kehler, Marc Mazur, John Sculley, Robin L. Smith, M.D., Lim Kok Thay, and Andrew C. von Eschenbach, M.D., were appointed to serve as directors on the Board.

Andrew C. von Eschenbach, M.D., Jay R. Bloom and Peter Diamandis were appointed to serve as Class I directors, with terms expiring at the Company’s 2022 annual meeting of stockholders; Dean C. Kehler, Robin L. Smith, M.D. and Lim Kok Thay were appointed to serve as Class II directors, with terms expiring at the Company’s 2023 annual meeting of stockholders; and Robert J. Hariri, M.D., Ph.D., John Sculley and Marc Mazur were appointed to serve as Class III directors, with terms expiring at the Company’s 2024 annual meeting of stockholders. Biographical information for these individuals is set forth in the section entitled “Management After the Business Combination” beginning on page 270 of the Proxy Statement/ Prospectus, which is incorporated herein by reference.

Independence of Directors

The Board has determined that each of the directors of the Company other than Drs. Hariri and Smith qualify as independent directors, as defined under the listing rules of The Nasdaq Stock Market LLC (the “Nasdaq listing rules”), and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements.

Committees of the Board of Directors

Effective as of as of the Effective Time, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”)and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Effective Time, the Board appointed Dean C. Kehler, Marc Mazur and Peter Diamandis, M.D. to serve on the Audit Committee, with Dean C. Kehler as chair of the Audit Committee. The Board appointed Marc Mazur, Jay R. Bloom and Dean C. Kehler to serve on the Compensation Committee, with Marc Mazur as chair of the Compensation Committee. The Board appointed John Sculley, Lim Kok Thay and Andrew C. von Eschenbach, M.D. to serve on the Nominating and Corporate Governance Committee, with John Sculley as chair of the Nominating and Corporate Governance Committee.

Executive Officers

Effective as of the Effective Time, in connection with the Business Combination, the Board appointed Robert J. Hariri, M.D., Ph.D. to serve as President, Chief Executive Officer, and Chairman of the Board, David C. Beers to serve as Chief Financial Officer, Stephen A. Brigido, DPM to serve as President, Keary Dunn, Esq. to serve as Executive Vice President, General Counsel & Business Development, Bradley Glover, Ph.D. to serve as Executive Vice President and Chief Technology Officer, John R. Haines to serve as Executive Vice President and Chief Operating Officer, and Anne Jones, Ph.D. to serve as Executive Vice President and Chief Business Officer. Biographical information for the new executive officers is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination” beginning on page 270 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Director Compensation

Information with respect to the compensation of the Company’s directors is set forth in the Proxy Statement/Prospectus in the section entitled “Celularity’s Executive Compensation” beginning on page 216 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

It is anticipated that the Compensation Committee of the Board will determine the annual compensation to be paid to the members of the Board upon completion of the Business Combination.

Executive Compensation

Information with respect to the compensation of the Company’s executive officers is set forth in the Proxy Statement/Prospectus in the section entitled “Celularity’s Executive Compensation” beginning on page 216 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The foregoing description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the employment agreements of Robert J. Hariri M.D. Ph.D., David C. Beers, Stephen A. Brigido MPD, Keary Dunn Esq., John R. Haines, and Bradley Glover Ph.D., copies of which are attached hereto as Exhibit 10.8, Exhibit 10.9, Exhibit 10.10, Exhibit 10.11, Exhibit 10.12 and Exhibit 10.13, respectively, and incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Class A Common Stock as of the Closing Date, after giving effect to the closing of the Business Combination, by:

●	each person known by the Company to be the beneficial owner of more than 5% of Class A Common Stock;

●	each of the Company’s executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and restricted stock units that are currently exercisable or vested or that will become exercisable or vest within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock beneficially owned by them. The beneficial ownership percentages set forth in the table below are based on 122,487,170 shares of Class A Common Stock issued and outstanding as of the Closing Date and other than as noted below, do not take into account: (a) the issuance of any shares of Class A Common Stock upon the exercise of warrants, each exercisable for one share of Class A Common Stock at a price of $11.50 per share (the “Warrants”) to purchase 22,874,999 shares of Class A Common Stock, (b) the issuance of any shares of Class A Common Stock upon the exercise of Legacy Celularity warrants, each exercisable for one share of Class A Common Stock at a price of $7.53 and $6.77 per share (the “Legacy Warrants”) to purchase 19,811,207 shares of Class A Common Stock or (c) the exercise of Converted Options to purchase 21,723,273 shares of Class A Common Stock that were outstanding on the Closing Date, subject to any applicable vesting conditions.

Name and Address of Beneficial Owner(1)	Number of shares	%
Five Percent or Greater Stockholders
Dragasac Limited(2)	36,592,596	28.4%
Sorrento Therapeutics, Inc.(3)	20,422,124	16.7%
Starr International Investments, Ltd.(4)	15,281,389	11.8%
Celgene Corporation(5)	11,953,274	9.8%
Lung Biotechnology PBC(6)	7,968,849	6.5%
Human Longevity, Inc.(7)	7,012,574	5.7%
Directors and Named Executive Officers
Robert J. Hariri, M.D., Ph.D. (8)	10,296,668	8.2%
David Beers(9)	289,823	*
Stephen A. Brigido, DPM(10)	162,209	*
Keary Dunn, Esq. (11)	136,104	*
Bradley Glover, Ph.D.	—	—
John R. Haines(12)	885,338	*
Anne Jones, Ph.D.	—	—
John Sculley(13)	768,594	*
Peter Diamandis, M.D. (14)	3,731,136	3.0%
Lim Kok Thay(15)	36,592,596	28.4%
Robin L. Smith, M.D., MBA(16)	200,154	*
Andrew C. Von Eschenbach, M.D. (17)	307,437	*
Jay R. Bloom(18)	4,336,617	3.5%
Dean C. Kehler(19)	4,343,779	3.5%
Marc Mazur(20)	73,927	*
All Directors and Executive Officers of New Celularity as a Group (15 Individuals)	62,124,352	43.4%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the executive officers and directors is c/o Celularity Inc., 170 Park Ave, Florham Park, NJ 07932.

(2)	Consists of (i) 30,062,778 shares of Common Stock issued (A) in exchange for outstanding pre-Closing shares of Legacy Celularity Series B Preferred Stock at the Closing and (B) pursuant to the Subscription Agreement between GX and Dragasac Limited and (ii) a warrant to purchase 6,529,818 shares of New Celularity Common Stock. Lim Kok Thay may be deemed to beneficially own shares held by Dragasac Limited. The address for Dragasac Limited is c/o 24th Floor, Wisma Genting, 28 Jalan Sultan Ismail, 50250 Kuala Lumpur, Malaysia.

(3)	Consists of 20,422,124 shares of Common Stock issued (A) in exchange for outstanding pre-Closing shares of Legacy Celularity Series A Preferred Stock at the Closing and (B) pursuant to the Subscription Agreement between GX and Sorrento Therapeutics, Inc. The address for Sorrento Therapeutics, Inc. is 4955 Directors Place, San Diego, California 92121.

(4)	Consists of (i) 8,640,695 shares of Common Stock issued (A) in exchange for outstanding pre-Closing shares of Series B Preferred Stock at the Closing and (B) pursuant to the Subscription Agreement between GX and Starr International Investments, Ltd., and (ii) a warrant to purchase 6,640,694 shares of Class A Common Stock. The address for Starr International Investments, Ltd. is Bermuda Commercial Bank Building, 19 Par-La-Ville Road, Hamilton, HM 11, BM Bermuda. Starr International Investments, Ltd. is a wholly owned subsidiary of Starr International Company, Inc., a Swiss corporation.

(5)	The address for Celgene Corporation is 86 Morris Avenue, Summit, New Jersey 07901.

(6)	The address for Lung Biotechnology Investments, Ltd. is 1040 Spring Street, Silver Spring, Maryland 20910.

(7)	The address for Human Longevity, Inc. is 4570 Executive Drive, San Diego, California 92121.

(8)	Consists of 7,734,689 shares held directly by Dr. Hariri and 2,561,979 shares issuable to Dr. Hariri pursuant to options exercisable within 60 days of July 16, 2021.

(9)	Consists of 289,823 shares issuable to Mr. Beers pursuant to options exercisable within 60 days of July 16, 2021.

(10)	Consists of 162,209 shares issuable to Dr. Brigido pursuant to options exercisable within 60 days of July 16, 2021.

(11)	Consists of 136,104 shares issuable to Mr. Dunn pursuant to options exercisable within 60 days of July 16, 2021.

(12)	Consists of 885,338 shares issuable to Mr. Haines pursuant to options exercisable within 60 days of July 16, 2021.

(13)	Consists of 768,594 shares issuable to Mr. Sculley pursuant to options exercisable within 60 days of July 16, 2021.

(14)	Consists of 3,731,136 shares issuable to Dr. Diamandis pursuant to options exercisable within 60 days of July 16, 2021.

(15)	Consists of 36,592,596 shares held by Dragasac Limited. See footnote 2. Lim Kok Thay may be deemed to beneficially own shares held by Dragasac Limited.

(16)	Consists of 200,154 shares issuable to Dr. Smith pursuant to options exercisable within 60 days of July 16, 2021.

(17)	Consists of 307,437 shares issuable to Dr. Von Eschenbach pursuant to options exercisable within 60 days of July 16, 2021.

(18)

Consists of: (i) 1,661,253 shares of common stock received in a pro rata distribution-in-kind from Sponsor, (ii) 100,000 shares retained by Sponsor, (iii) 1,730,000 warrants received in a pro rata distribution-in-kind from Sponsor and (iv) 845,364 warrants of GX, which were acquired from GX upon completion of the Business Combination as the repayment of $845,364 in promissory notes in connection with certain working capital loans. Cooper Road, LLC is the record holder of the securities in clauses (i), (iii) and (iv) of the preceding sentence. Cooper Road, LLC is an entity controlled by Jay R. Bloom. Mr. Bloom disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Sponsor is the record holder of the shares described in clause (ii) of the first sentence. Cooper Road, LLC (an entity controlled by Jay R. Bloom) and Dean C. Kehler are the managing members of Sponsor, and as such Messrs. Bloom and Kehler have voting and investment discretion with respect to the securities held of record by Sponsor and may be deemed to have shared beneficial ownership of the securities held directly by Sponsor. Each such entity or person disclaims any beneficial ownership of the reported securities other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(19)

Consists of: (i) 1,414,768 shares of common stock received in a pro rata distribution-in-kind from Sponsor, (ii) 394,376 shares of common stock received in a pro rata distribution-in-kind from Sponsor to Elizabeth Kehler 2012 Trust, of which Dean Kehler's spouse serves as a trustee, (iii) 100,000 shares retained by Sponsor, (iv) 1,880,000 warrants received in a pro rata distribution-in-kind from Sponsor and (iv) 554,635 warrants of GX, which were acquired from GX upon completion of the Business Combination as the repayment of $554,635 in promissory notes in connection with certain working capital loans. Sponsor is the record holder of the shares described in clause (iii) of the previous sentence. Cooper Road, LLC (an entity controlled by Jay R. Bloom) and Dean C. Kehler are the managing members of Sponsor, and as such Messrs. Bloom and Kehler have voting and investment discretion with respect to the securities held of record by Sponsor and may be deemed to have shared beneficial ownership of the securities held directly by Sponsor. Each such entity or person disclaims any beneficial ownership of the reported securities other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(20)	Consists of: (i) 48,927 shares of common stock received in a pro rata distribution-in-kind from Sponsor and (ii) 25,000 warrants received in a pro rata distribution-in-kind from Sponsor.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus in the section entitled “Certain Celularity Relationships and Related Party Transactions” beginning on pages 240 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement/Prospectus in the section “Information About Celularity” beginning on page 173 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Celularity is not currently a party to any litigation or legal proceedings that, in the opinion of its management, are likely to have a material adverse effect on its business.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

GX Units, Company Class A Common Stock and the GX Public Warrants (the redeemable warrants included in the GX Units sold in the GX IPO) were historically listed on the Nasdaq Capital Market under the symbols “GXGXU”, “GXGX”, and “GXGXW”, respectively. On July 19, 2021, the Company’s Class A Common Stock and Warrants began trading on The Nasdaq Stock Market under the new trading symbols CELU and CELUW, respectively.

As of the Closing Date and following the closing of the Business Combination, the Company had 122,487,170 shares of Class A Common Stock issued and outstanding held of record by 197 holders, and 22,874,999warrants outstanding held of record 19 holders.

Dividends

The Company has not paid any cash dividends on shares of GX Common Stock to date and does not intend to pay cash dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends be within the discretion of the then board of directors. It is the present intention of the board of directors to retain all earnings, if any, for use in the business operations and, accordingly, the board of directors does not anticipate declaring any dividends in the foreseeable future. Further, if the Company incurs any indebtedness, its ability to declare dividends may be limited by restrictive covenants it may agree to in connection therewith.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

Class A Common Stock

A description of the Class A Common Stock is included in the Proxy Statement/Prospectus in the section entitled “Description of GX’s Securities” beginning on page 281 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Warrants

A description of the Company’s warrants is included in the Proxy Statement/Prospectus in the section entitled “Description of GX’s Securities” beginning on page 281 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination” beginning on page 270 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in the seventh paragraph of the “Introductory Note” above is incorporated by reference into this Item 3.02.

Upon the Closing, each outstanding share of GX’s Class B common stock, par value $0.0001 per share (“GX Class B Common Stock”), automatically converted into one (1) share of Company Class A Common Stock, and pursuant to the Second Amended and Restated Certificate of Incorporation of the Company, each outstanding share of Company Class A Common Stock was reclassified, re-designated and changed into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock of the Company, par value $0.0001 per share (the “Common Stock”).

The securities issued in connection with the PIPE Financing and the Palantir Technologies Investment and the automatic conversion of the shares of GX Class B Common Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The Company issued in lieu of cash payment for a portion of the fees due to Ardea and Credit Suisse Securities (USA) LLP, 576,943 shares and 400,000 shares of Class A Common Stock, respectively. The issuance of these shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 16, 2021, the board of directors of the Company (the “Board”) informed Marcum LLP (“Marcum”), GX’s independent registered public accounting firm prior to the Business Combination, that Marcum will be dismissed effective following the completion of the Company’s review for the quarter ended June 30, 2021, which consists only of the pre-Business Combination accounts of GX.

The report of Marcum on GX’s financial statements as of December 31, 2020 and 2019, and for the years then ended, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified as to audit scope or accounting principles. Their financial statements contained an explanatory paragraph relating to substantial doubt about the ability of GX Acquisition Corp. to continue as a going concern as described in Note 1 to the financial statements.

During the period from August 24, 2018 (inception) through December 31, 2020, and the subsequent period through July 16, 2021, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its report covering such period. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent period through July 16, 2021.

The Company provided Marcum with a copy of the foregoing disclosures prior to the filing of this Current Report and requested that Marcum furnish a letter addressed to the SEC stating, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which is does not agree.

On July 16, 2021, the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. Deloitte served as the independent registered public accounting firm of Legacy Celularity prior to the Business Combination.

During the period from August 24, 2018 (inception) through December 31, 2020, and the interim period through March 31, 2021, the Company did not consult with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 5.01 Changes in Control of the Registrant.

The information set forth in the section entitled “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Merger Agreement, a change of control of GX has occurred, and the stockholders of GX as of immediately prior to the Closing held 16.1% of the outstanding shares of GX Common Stock immediately following the Closing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the stockholders of the Company considered and approved the Celularity Inc. 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan was previously approved, subject to stockholder approval, by the board of directors of GX on July 12, 2021 and on the Closing Date the Board ratified the approval of the 2021 Plan. The 2021 Plan became effective immediately upon the Closing.

A description of the 2021 Plan is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 7—The Equity Incentive Plan Proposal” beginning on page 162 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the 2021 Plan is qualified in its entirety by the full text of the 2021 Plan, which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

2021 Employee Stock Purchase Plan

At the Special Meeting, the stockholders of the Company considered and approved the Celularity Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”). The 2021 ESPP was previously approved, subject to stockholder approval, by the board of directors of GX on July 12, 2021 and on the Closing Date the Board ratified the approval of the 2021 Plan. The 2021 ESPP became effective immediately upon the Closing.

A description of the 2021 ESPP is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 8—The Employee Stock Purchase Plan Proposal” beginning on page 167 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the 2021 ESPP is qualified in its entirety by the full text of the 2021 ESPP, which is attached hereto as Exhibit 10.7 and incorporated herein by reference.

Item 5.03 Amendments to Certificates of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Company’s stockholders voted and approved, among other things, Proposal Nos. 2-5—The Charter Proposals (“Proposal Nos. 2-5”), which are described in greater detail in the Proxy Statement/Prospectus beginning on page 158 of the Proxy Statement/Prospectus.

The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on July 16, 2021, includes the amendments proposed by the Charter Proposals.

On July 16, 2021 the Company’s board of directors approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the section titled “Description of GX’s Securities” beginning on page 281 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing, on July 16, 2021 the Company’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the code is available in the Investor Relations section of the Company’s website at www.celularity.com.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 114 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On July 16, 2021, the Company issued a press release announcing the closing of the Business Combination. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The historical audited financial statements of Legacy Celularity as of and for the years ended December 31, 2020, and 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed financial statements of Legacy Celularity as of and for the three months ended March 31, 2021 and 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-49 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The historical audited financial statements of GX as of and for the years ended December 31, 2020 and 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-78 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed financial statements of GX as of and for the three months ended March 31, 2021 and 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-106 of the Proxy Statement/Prospectus and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2021 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 and for the three months ended March 31, 2021 present the combination of the financial information of the Company after giving effect to the Business Combination, Palantir Technologies Investment, PIPE Financing and related adjustments described in the accompanying notes is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit number	Description of document	Schedule/ Form	File No.	Exhibit	Filing Date
2.1+	Merger Agreement and Plan of Reorganization by and among GX Acquisition Corp., Alpha First Merger Sub, Inc., Alpha Second Merger Sub, LLC, and Celularity Inc.	8-K	001-38914	2.1	January 8, 2021
3.1*	Amended and Restated Certificate of Incorporation of Celularity Inc.
3.2*	Amended and Restated Bylaws of Celularity Inc.
4.1*	Specimen Common Stock Certificate of the Company.
4.2*	Specimen Warrant Certificate of the Company.
4.3	Warrant Agreement, dated May 20, 2019, by and between GX Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent	8-K	001-38914	4.1	May 24, 2019
10.1	Form of Subscription Agreement	S-4	333-252402	10.5	June 21, 2021
10.2	Form of Lock-up Agreement	S-4	333-252402	10.8	June 21, 2021
10.3*	Amended and Restated Registration Rights Agreement
10.4*	Vesting Agreement dated as of July 16, 2021 by and among GX Sponsor LLC, Celularity Inc. (f/k/a GX Acquisition Corp.), and each of the other Persons set forth on the signature pages thereto
10.5#	Form of Indemnification Agreement by and between Celularity and its directors and officers.	S-4	333-252402	10.9	June 21, 2021
10.6#	Celularity Inc. Amended and Restated 2021 Equity Incentive Plan and Forms of Stock Option Grant Notice, Option Agreement and Notice of Exercise thereunder	S-4	333-252402	10.12	June 21, 2021
10.7#	Celularity Inc. 2021 Employee Stock Purchase Plan.	S-4	333-252402	10.13	June 21, 2021
10.8#	Employment Agreement by and between Celularity and Robert J. Hariri, dated as of January 7, 2021.	S-4	333-252402	10.15	June 21, 2021
10.9#	Employment Agreement by and between Celularity and David C. Beers, dated as of January 7, 2021.	S-4	333-252402	10.16	June 21, 2021
10.10#	Employment Agreement by and between Celularity and Stephen A. Brigido, dated as of January 7, 2021.	S-4	333-252402	10.18	June 21, 2021
10.11#	Second Amended and Restated Employment Agreement by and between Celularity and Keary Dunn, dated as of April 22, 2021.	S-4	333-252402	10.19	June 21, 2021
10.12#	Employment Agreement by and between Celularity and John R. Haines, dated as of January 7, 2021.	S-4	333-252402	10.20	June 21, 2021
10.13#	Employment Agreement by and between Celularity and Brad Glover, dated as of April 22, 2021.	S-4	333-252402	10.22	June 21, 2021
10.14	Lease Agreement, dated March 13, 2019, by and between LSREF4 Turtle, LLC and Celularity Inc.	S-4	333-252402	10.34	June 21, 2021
10.15*	Form of Deferred Compensation Award Grant Notice
16.1*	Letter from Marcum LLP.
21.1*	List of Subsidiaries.
99.1*	Press release dated July 16, 2021.
99.2*	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2020 and as of and for the three months ended March 31, 2021.

*	Filed herewith
#	Indicates a management contract or compensatory plan, contract or arrangement.

+	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2021

CELULARITY INC.

By:	/s/ Robert J. Hariri
Robert J. Hariri M.D., Ph.D.
Chief Executive Officer